Mortgage Lenders Network
Mortgage Pass-Through Certificates
Record Date:            08/31/1998
Distribution Date:     09/25/1998

MLN  Series: 1998-1

Contact: Customer Service - Columbia,  MD
	 Norwest Bank Minnesota, N.A.
	 Securities Administration Services
	 11000 Broken Land Parkway
	 Columbia, MD 21044
	 Telephone: (301) 815-6600
	 Fax:       (410) 884-2369


					     Certificateholder Distribution Summary

		       Certificate      Certificate        Beginning
			  Class        Pass-Through      Certificate       Interest      Principal
Class          CUSIP   Description             Rate          Balance   Distribution   Distribution
     A         61913JAA4         SEN          6.75500%    111,874,304.35      629,759.10    1,825,080.55
     R         MLN98001R         OC           0.00000%            302.37            0.00            0.00
Totals                                                    111,874,606.72      629,759.10    1,825,080.55

				       Certificateholder Distribution Summary (continued)

			  Current                Ending                                       Cumulative
			 Realized           Certificate                   Total                 Realized
Class                        Loss               Balance            Distribution                   Losses
A                              0.00         110,049,223.81             2,454,839.65                      0.00
R                              0.00                 302.37                     0.00                      0.00
Totals                         0.00         110,049,526.18             2,454,839.65                      0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.
Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

						Principal Distribution Statement

			Original         Beginning        Scheduled     Unscheduled
			    Face       Certificate        Principal       Principal                     Realized
Class                     Amount           Balance     Distribution    Distribution     Accretion       Loss (1)
A                   120,000,000.00     111,874,304.35        116,816.25     1,708,264.30           0.00            0.00
R                           302.37             302.37              0.00             0.00           0.00            0.00
Totals              120,000,302.37     111,874,606.72        116,816.25     1,708,264.30           0.00            0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

					  Principal Distribution Statement (continued)

				   Total               Ending              Ending            Total
			       Principal          Certificate         Certificate        Principal
Class                          Reduction              Balance          Percentage     Distribution
A                             1,825,080.55        110,049,223.81           0.91707687      1,825,080.55
R                                     0.00                302.37           1.00000000              0.00
Totals                        1,825,080.55        110,049,526.18           0.91707707      1,825,080.55

					      Principal Distribution Factors Statement

			  Original          Beginning         Scheduled        Unscheduled
			      Face        Certificate         Principal          Principal
Class (2)                   Amount            Balance      Distribution       Distribution        Accretion
A                     120,000,000.00        932.28586958         0.97346875         14.23553583        0.00000000
R                             302.37       1000.00000000         0.00000000          0.00000000        0.00000000

(2) All Classes are Per $1,000 Denomination

				      Principal Distribution Factors Statement (continued)
					      Total                Ending              Ending             Total
			Realized          Principal           Certificate         Certificate         Principal
Class                   Loss (3)          Reduction               Balance          Percentage      Distribution

A                       0.00000000         15.20900458            917.07686508          0.91707687        15.20900458
R                       0.00000000          0.00000000          1,000.00000000          1.00000000         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.

						 Interest Distribution Statement

						      Beginning                       Payment of
		      Original        Current      Certificate/            Current        Unpaid         Current
			  Face    Certificate          Notional            Accrued     Interest         Interest
Class                   Amount           Rate           Balance           Interest     Shortfall       Shortfall
A                 120,000,000.00        6.75500%     111,874,304.35          629,759.10           0.00             0.00
R                         302.37        0.00000%             302.37                0.00           0.00             0.00
Totals            120,000,302.37                                             629,759.10           0.00             0.00

					    Interest Distribution Statement (continued)

										   Remaining            Ending
		     Non-Supported                                  Total             Unpaid      Certificate/
			  Interest            Realized           Interest          Interest           Notional
 Class                   Shortfall          Losses (4)       Distribution          Shortfall           Balance
 A                              0.00                0.00           629,759.10                0.00     110,049,223.81
 R                              0.00                0.00                 0.00                0.00             302.37
 Totals                         0.00                0.00           629,759.10                0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankrupcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.

					    Interest Distribution Factors Statement

							  Beginning                        Payment of
			Original        Current        Certificate/          Current           Unpaid          Current
			    Face    Certificate            Notional          Accrued        Interest          Interest
Class (5)                 Amount           Rate             Balance         Interest        Shortfall        Shortfall
A                   120,000,000.00        6.75500%         932.28586958        5.24799250        0.00000000        0.00000000
R                           302.37        0.00000%        1000.00000000        0.00000000        0.00000000        0.00000000

(5) All Classes are Per $1,000 Denomination

				       Interest Distribution Factors Statement (continued)

									   Remaining               Ending
		 Non-Supported                              Total             Unpaid         Certificate/
		      Interest         Realized          Interest           Interest             Notional
Class                Shortfall       Losses (6)      Distribution          Shortfall              Balance
A                     0.00000000        0.00000000         5.24799250          0.00000000          917.07686508
R                     0.00000000        0.00000000         0.00000000          0.00000000         1000.00000000

(6) Amount Does Not Include Excess Special Hazard, Bankrupcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.

[/TABLE]



						      CERTIFICATE ACCOUNT

Beginning Balance                                                                                        0.00
Deposits
    Payments of Interest and Principal                                                           2,328,335.20
    Liquidations, Insurance Proceeds, Reserve Funds                                                      0.00
    Proceeds from Repurchased Loans                                                                      0.00
    Other Amounts (Servicer Advances)                                                              194,108.64
    Realized Losses                                                                                (4,527.34)
Total Deposits                                                                                   2,517,916.50

Withdrawals
    Reimbursement for Servicer Advances                                                                  0.00
    Payment of Service Fee                                                                          63,076.85
    Payment of Interest and Principal                                                            2,454,839.65
Total Withdrawals (Pool Distribution Amount)                                                     2,517,916.50

Ending Balance                                                                                           0.00


					    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL


Total Prepayment/Curtailment Interest Shortfall                                                          0.00
Servicing Fee Support                                                                                    0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                  0.00

							 SERVICING FEES

Gross Servicing Fee                                                                                 47,204.67
Trustee Fee                                                                                          1,888.18
Pool Insurance Fee                                                                                  13,984.00
Supported Prepayment/Curtailment Interest Shortfall                                                      0.00
Net Servicing Fee                                                                                   63,076.85

							 OTHER ACCOUNTS

					       Beginning          Current          Current          Ending
Account Type                                     Balance      Withdrawals         Deposits         Balance
Financial Guaranty                                    0.00              0.00              0.00             0.00

						       DELINQUENCY STATUS

									    Percentage Delinquent
										  Based On
				   Current           Unpaid
				    Number        Principal                 Number            Unpaid
				  Of Loans          Balance               Of Loans           Balance
30 Days                                  74      4,557,704.00               4.070407%          4.080257%
60 Days                                  20      1,234,613.00               1.100110%          1.105280%
90+ Days                                 29      1,773,684.00               1.595160%          1.587880%
Foreclosure                              38      2,577,096.00               2.090209%          2.307130%
REO                                       4        434,031.00               0.220022%          0.388564%
Totals                                  165     10,577,128.00               9.075908%          9.469110%

						       OTHER INFORMATION

Current Period Realized Loss - Includes Interest Shortfall                                           0.00
Cumulative Realized Losses - Includes Interest Shortfall                                         4,527.34
Current Period Class A Insufficient Funds                                                            0.00
Principal Balance of Contaminated Properties                                                         0.00
Periodic Advance                                                                               194,108.64


				 SUBORDINATION LEVEL/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

										       Current          Next
		      Original $    Original %          Current $     Current %         Class%    Prepayment%
Class    A                  0.00      0.00000000%               0.00    0.00000000%      98.520906%      0.000000%

Please Refer to the Prospectus Supplement for a Full Description of Loss Exposure



			      COLLATERAL STATEMENT
Collateral Description                                           Mixed Fixed

Weighted Average Gross Coupon                                      9.878480%
Weighted Average Net Coupon                                        9.378480%
Weighted Average Pass-Through Rate                                 9.358480%
Weighted Average Maturity(Stepdown Calculation )                         221
Begin Scheduled Collateral Loan Count                                  1,841

Number Of Loans Paid In Full                                              23
End Scheduled Collateral Loan Count                                    1,818
Begining Scheduled Collateral Balance                         113,291,215.15
Ending Scheduled Collateral Balance                           111,701,392.24
Ending Actual Collateral Balance at 31-Aug-1998               111,701,392.24
Monthly P &I Constant                                           1,049,437.20
Class A Optimal Amount                                          2,468,823.65
Ending Scheduled Balance for Premium Loans                    111,701,392.24

Required Overcollateralization Amount                           5,400,013.61
Overcollateralization Increase Amount                                   0.00
Overcollateralization reduction Amount                                  0.00
Specified O/C Amount                                                    0.00
Overcollateralized Amount                                       1,416,910.80
Overcollateralized Deficiency Amount                                    0.00
Base Overcollateralized Amount                                          0.00
Extra principal distribution Amount                               239,784.98
Excess Cash Amount                                                239,784.98

Bankruptcy                                                    9  $442,206.00
Aggregate Balance - 3 largest loans                              $652,971.72
Rolling Loss Percentage                                               .0038%
Delinquency Percentage                                               2.6890%
Overcollateralization Deficit                                          $0.00
Overcollateralization Surplus                                          $0.00